                                                                   EXHIBIT 10.18

                            SUBSCRIPTION AGREEMENT
                            ----------------------

                         PROSOFT I-NET SOLUTIONS, INC.
                         -----------------------------


Prosoft I-Net Solutions, Inc.
2333 North Broadway, Suite 300
Santa Ana, California 92706

Gentlemen:

          The undersigned subscriber (the "Subscriber") understands that Prosoft I-Net Solutions, Inc., a Nevada corporation (the "Corporation"), has made available for purchase on a limited and private basis shares of Common Stock of the Corporation (the "Shares") at a purchase price of $12.25 per Share.

          1.   Subscription.  The Subscriber hereby subscribes for and agrees to
               ------------
purchase the number of Shares indicated at the aggregate purchase price indicated on the signature page hereof. The Subscriber understands that this Subscription Agreement (the "Subscription Agreement") and the funds delivered hereunder will be returned promptly to the Subscriber and that all of the Subscriber's obligations under the Subscription Agreement will terminate if the Corporation does not accept the Subscription Agreement.

          2.   Closing.  The Closing of the purchase of the Shares will be held
               -------
at the offices of the General Electric Pension Trust on the 4th day of April, 1997 or on such earlier date as shall be designated by the Corporation on not less than 72 hours prior notice or at such other place and time as shall be agreed to by the Corporation and the Subscriber (the "Closing Date"). At the Closing, the Subscriber will make payment of the purchase price for the Shares by depositing the same in escrow with State Street Bank and Trust Company (the "Escrow Agent") pursuant to an Escrow Agreement (the "Escrow Agreement") in the form annexed hereto as Exhibit A. At the Closing, the Corporation will issue to the Subscriber and deliver to the Escrow Agent a stock certificate representing such number of fully-paid, validly issued and non-assessable shares of the Common Stock of the Corporation as subscribed for hereby by the Subscriber.

           3.  Securities Act Registration.
               ---------------------------

               3.1. The Corporation shall use its best efforts to register for resale under the Securities Act of 1933, as amended (the "Securities Act"), at the Corporation's expense, all of the Shares for which the Subscriber has subscribed hereunder (the "Registrable Shares") and in that connection shall file a Registration Statement on Form S-1 with respect to the Registrable Shares (the "Resale Registration Statement") with the Securities and Exchange Commission ("SEC") within one hundred ninety-five (195) days from the date hereof. Notice of effectiveness of the Resale Registration Statement shall be furnished promptly to the Subscriber. The Corporation shall maintain the effectiveness of the Resale Registration Statement and from time to time will amend or supplement such registration statement and the prospectus contained therein as and to the extent necessary to comply with the Securities Act. The effectiveness of the Resale Registration Statement shall be maintained with respect to Registrable Shares until the later to occur of the second anniversary of the Closing Date or such date as the Registrable Shares may be sold pursuant to Rule 144(k) under the Securities Act or otherwise without registration. The Corporation may, however, require the Subscriber to suspend sales of the Registrable Shares pursuant to the Resale Registration Statement for a reasonable period not to exceed 30 days if the Corporation determines in good faith that such sales might (1) interfere with or affect the negotiation or completion of any transaction at the time the right to suspend sales is exercised or (2) involve initial or continuing disclosure obligations that might not be in the best interests of the Corporation or for which required information is not reasonably available. The Resale Registration Statement and any registration statement filed pursuant to Section 3.2 below is sometimes also referred to as a "Registration Statement."

               3.2. So long as the Registrable Shares shall exceed three percent (3%) of the number of issued and outstanding shares of Common Stock of the Corporation, if the Corporation shall determine to register any of its securities for its own account or the account of a security holder or holders ("Other Holders") in respect of a registered public offering involving an underwriting, the Corporation will promptly give the Subscriber written notice thereof and use its best efforts to include in such registration and underwriting all of the Registrable Shares specified in a written request made by the Subscriber within 20 days after the written notice from the Corporation to the Subscriber. Such written request may specify all or part of the Subscriber's Registrable Shares.

               (a) The Subscriber shall, together with the Corporation and the Other Holders enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Corporation.

               (b) If the representative of the underwriters advises the Corporation in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may exclude all Registrable Shares from, or limit the number of Registrable Shares to be included in, the registration and underwriting. The Corporation shall so advise all holders of securities requesting registration and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Corporation for securities being sold for its own account and thereafter as set forth in Subsection (c) below.

               (c) In any circumstances in which all of the Registrable Shares and shares of Other Holders requested to be included in a registration cannot be so included for the reason set forth in Subsection (b) above, the number of Registrable Shares and shares of Other Holders that may be so included shall be allocated among the Subscriber and Other Holders requesting inclusion of securities pro rata on the basis of the number of Registrable Shares and the number of shares of Other Holders requested to be included by the Subscriber and the Other Holders, respectively.

               3.3. In the event that the Corporation registers under the Securities Act any of the Registrable Shares held by the Subscriber, the Corporation shall indemnify and hold harmless the Subscriber and each underwriter of such shares (including any broker or dealer through whom such of the shares may be sold) and each person, if any, who controls the Subscriber or any such underwriter within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act or the Exchange Act or otherwise, and, except as hereinafter provided, shall reimburse the Subscriber and each of the underwriters and each such controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Corporation) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such untrue statement or omission was made in such Registration Statement or prospectus in reliance upon and in conformity with information furnished in writing to the Corporation in connection therewith by the Subscriber (insofar as indemnification of the Subscriber is concerned) or any underwriter (insofar as indemnification of any such underwriter is concerned) relating thereto expressly for use therein. Promptly after receipt by the Subscriber or any underwriter or any person controlling any of them of notice of the commencement of any action in respect of which indemnity may be sought against the Corporation, the Subscriber or such underwriter or any person controlling any of them, as the case may be, shall notify the Corporation in writing of the commencement thereof, and, subject to the provisions hereinafter stated, the Corporation shall assume the defense of such action (including the employment of counsel, who shall be counsel satisfactory to the Subscriber or such underwriter or controlling person, as the case may be, and the payment of expenses) insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Corporation. The Subscriber or any underwriter or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Corporation unless: (i) the employment of such counsel has been specifically authorized by the Corporation,
(ii) the Corporation has failed to assume the defense and employ counsel or
(iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both the person or persons seeking indemnification (the "indemnified person") and the Corporation and such indemnified person shall have been advised by its counsel that representation of the indemnified person and the Corporation by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Corporation shall not have the right to assume the defense of such action, suit or proceeding on behalf of such indemnified person). The Corporation shall not be liable to indemnify any person for any settlement by such person of any such action effected without the Corporation's consent.

               3.4. The Subscriber shall severally, and not jointly, indemnify the Corporation, its officers and directors and each person, if any, who controls the Corporation within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all losses, claims, damages, expenses or liabilities or actions to which they or any of them become subject under the Securities Act or the Exchange Act or otherwise, and shall reimburse the Corporation, its officers and directors and each such controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any information relating to the Subscriber furnished by or on behalf of the Subscriber in writing specifically for inclusion in such Registration Statement.

Notwithstanding the foregoing, the liability of the Subscriber for indemnification under this Section 3.4 shall not exceed the proceeds (net of underwriting discounts or commissions) received by the Subscriber upon the sale of the Registrable Shares.

               3.5. Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification under Sections 3.3 and
3.4 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred.

          4.   Rescission.  In the event the Resale Registration Statement is
               ----------
not declared effective by the SEC on or prior to December 31, 1997 (the "Effective Date"), the Subscriber may thereafter rescind this transaction at any time prior to the effectiveness of the Resale Registration Statement by (i) written notice to the Corporation and (ii) written notice to the Escrow Agent certifying that the Resale Registration Statement referred to in this Subscription Agreement did not become effective on or before the Effective Date and has not yet become effective and that the Subscriber has given written notice of the rescission of the transaction referred to in the Subscription Agreement and directing the Escrow Agent to pay to the Subscriber the amount deposited in escrow pursuant to Paragraph 2 above.

          5.   Information About the Corporation.  The Subscriber acknowledges
               ---------------------------------
that it has been provided with a copy of the Corporation's Quarterly Reports on Form 10-Q for the fiscal quarters ended October 31, 1996 and January 31, 1997, the Registration Statement filed with the SEC on Form S-1 (Reg. No. 333-11247), as amended to date (the "Current Registration Statement"), the prospectus dated January 10, 1997 filed with the SEC pursuant to Rule 424(b) under the Securities Act, and such other financial and other information about the Corporation as has been requested by the Subscriber (collectively, the "Disclosure Materials").

          6.   Representations and Warranties of the Corporation.  The
               -------------------------------------------------
Corporation represents and warrants to the Subscriber as follows:

               (a) The Registrable Shares have been duly authorized and, when issued and delivered to the Subscriber against payment therefore in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

               (b) The Corporation is a corporation duly organized and validly existing in good standing under the laws of the State of Nevada with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted and as described in the

Current Registration Statement and, except as set forth in the next sentence, is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Corporation. The Corporation is qualified to do business as a foreign corporation in the state of California and has filed applications for qualification to do business in the following states: Arizona, Delaware, District of Columbia, Florida, Georgia, Illinois, Louisiana, Maryland, Massachusetts, Michigan, Minnesota, Missouri, New Jersey, New York, North Carolina, Ohio, Oklahoma, Pennsylvania, South Carolina, Texas, Virginia and Washington.

               (c) Neither the issuance and sale of the Registrable Shares, the execution, delivery or performance of this Subscription Agreement by the Corporation, nor the consummation by the Corporation of the transactions contemplated hereby (A) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or by-laws, or other organizational documents, of the Corporation or any of its subsidiaries or
(B) conflicts or will conflict with or constitutes or will constitute a material breach of, or default under, any material agreement, indenture, lease or other instrument to which the Corporation or any of its subsidiaries is a party or by which any of them or any of their respective properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Corporation or any of its subsidiaries or any of their respective properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Corporation or any of its subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject.

               (d) The execution and delivery of, and the performance by the Corporation of its obligations under, this Subscription Agreement have been duly and validly authorized by the Corporation, and this Subscription Agreement has been duly executed and delivered by the Corporation and constitutes the valid and legally binding agreement of the Corporation, enforceable against the Corporation in accordance with its terms.

               (e) The Corporation has filed in a timely manner each document or report required to be filed by it pursuant to the Exchange Act and the rules and regulations thereunder; each such document or report at the time it was filed conformed to the requirements of the Exchange Act and the rules and regulations thereunder; and none of such documents or reports contained an untrue statement of any material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

               (f) The Current Registration Statement in the form in which it became effective, and also in such form as it existed or exists when any post-effective amendment thereto became or shall become effective, and the related prospectus and any supplement or amendment thereto as filed with the SEC pursuant to Rule 424(b) under the Securities Act, complied or will comply in all material respects with the provisions of the Securities Act and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. No other document provided by the Corporation to the Subscriber as part of the Disclosure Materials contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

               (g) There has not been any material adverse change in the Corporation's condition (financial or other), business, prospects, properties, net worth or results of operations as described in the Current Registration Statement, except as disclosed in the Corporation's Quarterly Report on Form 10-Q for the period ended January 31, 1997.

          7.   Representations and Warranties of the Subscriber.  The Subscriber
               ------------------------------------------------
hereby represents and warrants to the Corporation as follows:

               (a) The Subscriber is aware that no federal or state agency has passed upon the Shares or made any finding or determination concerning the fairness of this investment.

               (b) The Subscriber has had an opportunity to ask questions of and receive answers from representatives of the Corporation, concerning the terms and conditions of this investment.

               (c) The Shares for which the Subscriber hereby subscribes will be acquired for the Subscriber's own account, for investment only and not with a view toward resale or distribution in a manner which would require registration under the Securities Act.

               (d) The Subscriber is authorized and otherwise duly qualified to purchase and hold the subscribed for Shares. Such entity has not been formed for the specific purpose of acquiring the Shares subscribed for hereunder.

               (e) The Subscriber is an "Accredited Investor" as that term is defined in Rule 501 under the Securities Act. The particular category or categories within which the Subscriber falls is set forth in Paragraph 10 below. The Subscriber is also a "qualified institutional buyer" within the meaning of Rule 144A promulgated under the Securities Act.

          8.   Limitation on Transfer of Shares.  The Subscriber acknowledges
               --------------------------------
that, until the Resale Registration Statement is declared effective by the SEC, there are substantial restrictions on the transferability of the Registrable Shares as required pursuant to federal and state securities laws. In connection with, and prior to, the public offering of the Registrable Shares pursuant to the Resale Registration Statement, the Corporation shall use its reasonable best efforts to register or qualify, and cooperate with the Subscriber and its counsel in connection with the registration or qualification of, such Registrable Shares for offer and sale under the state securities or "blue sky" laws of such states of the United States as the Subscriber shall reasonably request in writing, and do any and all other acts and things which may be reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Shares; provided, however, that the Corporation
                                         --------  -------
shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

          9.   Conditions of Subscriber's Obligations.  The several obligations
               --------------------------------------
of the Subscriber under this Agreement to purchase Shares are subject to receipt by the Subscriber of a certificate dated the Closing Date and signed by an executive officer of the Corporation stating that all of the representations and warranties of the Corporation contained in this Subscription Agreement are true and correct in all material respects on and as of the Closing Date. In the event that the Closing Date is the same as the date hereof, the requirement of such a separate certificate signed by an executive officer of the Corporation shall not be applicable.

          10.  "Accredited Investor" Status.  In accordance with Paragraph 7(e)
               ----------------------------
of this Subscription Agreement, the Subscriber has placed an (X) in each of the applicable spaces provided below:

          ___(i) A bank as defined in Section 3(a)(2) of the Securities Act of 1933 or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act of 1933, whether acting in its individual or fiduciary capacity.

          ___(ii) A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

          ___(iii) An insurance company as defined in Section 2(13) of the Securities Act of 1933.

          ___(iv) An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940.

          ___(v) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

           x (vi)   An employee benefit plan within the meaning of Title I of
          ---       the Employee Retirement Income Security Act of 1974, as
                    amended ("ERISA"), if (a) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or (b) the employee benefit plan has total assets in excess of $5,000,000 or (c) if self-directed plan, the investment decisions are made solely be persons that are Accredited
                    Investors.

          ___(vii)  A private business development company as defined in
                    Section 202(a) (22) of the Investment Advisers Act of 1940.

          ___(viii) An organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

          ___(ix) A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of this purchase exceeds $1,000,000.

          ___(x) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

          ___(xi) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Regulation (S)230.506(b)(2)(ii) promulgated under the Securities Act of 1933.

          ___(xii) An entity in which all of the equity owners are Accredited Investors.


          11.  Miscellaneous
               -------------

               11.1.  Grammatical References.  All pronouns and any variations
                      ----------------------
thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the antecedent may require.

               11.2.  Notices.  Notices required or permitted to be given
                      -------
hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or upon receipt when sent by facsimile or registered mail, return receipt requested, addressed to the other party at the address of such party set forth below, or to such other address furnished by notice given in accordance with this paragraph:

     If to the Corporation:

          Prosoft I-Net Solutions, Inc.
          2333 North Broadway, Suite 300
          Santa Ana, California 92706

          Attention: General Counsel

     If to the Subscriber:

          Trustees of General Electric Pension Trust
          3003 Summer Street
          Stamford, Connecticut 06904

          Attention: Michael M. Pastore

               11.3.  No Waiver.  Failure of the Corporation or the Subscriber
                      ---------
to exercise any right or remedy under this Subscription Agreement or any other agreement between the Corporation and the Subscriber, or otherwise, or delay by the Corporation or the Purchaser in exercising same, will not operate as a waiver thereof. No waiver by the Corporation or the Subscriber will be effective unless and until it is in writing and signed by the Corporation or the Subscriber.

               11.4.  Governing Law.  This Subscription Agreement shall be
                      -------------
enforced, governed and construed in all respects in accordance with the laws of the State of New York without giving effect to its conflicts of law rules or principles.

               11.5.  Complete Agreement.  This Subscription Agreement and the
                      ------------------
documents referred to herein shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof and shall supersede all prior understandings or agreements with respect to such subject matter. This Subscription Agreement may be amended only by the written consent of both the Corporation and the Subscriber.

               11.6.  Severability.  If a court of competent jurisdiction
                      ------------
determines that any provision of this Subscription Agreement is invalid, unenforceable or illegal for any reason, such determination shall not affect or impair the validity, legality and enforceability of the other provisions of this Subscription Agreement, which shall remain in full force and effect in the same manner and to the same extent as if the invalid, unenforceable or illegal provision had not been contained in this Subscription Agreement. In the event that any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

               11.7.  Execution in Counterparts.  This Subscription Agreement
                      -------------------------
may be executed in counterparts, each
of which shall be deemed an original, but all of which together shall constitute the same Subscription Agreement.

               11.8.  Titles and Subtitles.  The titles and subtitles used in
                      --------------------
this Subscription Agreement are used for convenience only and are not to be considered in construing or interpreting this Subscription Agreement.

               11.9.  Rights and Remedies Cumulative.  The rights and remedies
                      ------------------------------
provided in this Subscription Agreement shall be cumulative and not exclusive of any other rights or remedies provided by law or otherwise.

          IN WITNESS WHEREOF, the undersigned Subscriber has executed this Subscription Agreement for the following number of Shares:

Number of Shares subscribed for:               408,164

Total purchase price:                       $5,000,009.00

Subscriber:  TRUSTEES OF GENERAL ELECTRIC PENSION TRUST
             ------------------------------------------



By:______________________________________________
   Name:
   Title:


                  14-6015763
-------------------------------------------------
          (Tax Identification Number)


Date:  April 4, 1997

Mailing address of Subscriber
  (please print):


3003 Summer Street
-------------------------------------------------
                  (Street)


Stamford,     Connecticut          06904
-------------------------------------------------
(City)         (State)           (Zip Code)



(203) 326-2312
-------------------------------------------------
             (Telephone Number)


Accepted:

PROSOFT I-NET SOLUTIONS, INC.


By:______________________________________________
   Name:
   Title: